UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2026

Cantor Fitzgerald Income Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-56043	81-1310268
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 E. 59th Street, New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212 938-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On March 30, 2026, Cantor Fitzgerald Income Trust, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”), by and among the Company, Cantor Fitzgerald Income Trust Operating Partnership, L.P., a Delaware limited partnership (the “Operating Partnership”), Cantor Fitzgerald Income Advisors, LLC, a Delaware limited liability company, and Cantor Fitzgerald & Co., (the “Representative”), as representative of the underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to issue and sell 800,000 shares of the Company’s new class of 9.50% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share, with a liquidation preference of $25.00 per share (the “Series A Preferred Stock”) in an underwritten public offering (the “Preferred Stock Offering”). The price to the public in the Preferred Stock Offering was $25.00 per share. An affiliate of the Company and the Representative has agreed to purchase 100,000 shares of Series A Preferred Stock, for which no underwriting discount will be paid. The Company also granted the Underwriters a 30-day option to purchase up to an additional 120,000 shares of Series A Preferred Stock to cover over-allotments, if any. The Company will receive gross proceeds of $20 million (or $23 million if the Underwriters exercise their over-allotment option in full) from the sale of the Series A Preferred Stock, before deducting the underwriting discounts and other estimated offering expenses. The Preferred Stock Offering is expected to close on April 8, 2026, subject to customary closing conditions.

The Series A Preferred Stock has been approved to be listed on the New York Stock Exchange under the symbol “CFTR-PRA” and trading thereon is expected to commence within 5 days after initial delivery of the Series A Preferred Stock.

The Company intends to contribute the net proceeds from the Preferred Stock Offering to the Operating Partnership in exchange for preferred units of the Operating Partnership which have economic interests that are substantially similar to the designations, preferences and other rights of the Series A Preferred Stock. The Company, acting through the Operating Partnership, intends to use the net proceeds from this contribution to acquire target assets in a manner consistent with the Company’s investment strategies and investment guidelines, refinance, repurchase or repay certain existing indebtedness of the Company and its subsidiaries, including amounts outstanding under the Company’s credit facility, and for general corporate purposes.

The offer and sale of the Series A Preferred Stock were registered with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to the Company’s registration statement on Form S-11 (File No. 333-294576) (as amended, the “Registration Statement”), under the Securities Act of 1933, as amended, (the “Securities Act”). The material terms of the Series A Preferred Stock are described in the Company’s final prospectus, as filed with the SEC on April 1, 2026, pursuant to Rule 424(b)(1) of the Securities Act, which relates to the offer and sale of the Series A Preferred Stock.

The Company made certain customary representations, warranties and covenants concerning the Company and the Registration Statement in the Underwriting Agreement and also agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act. The representations, warranties and covenants set forth in the Underwriting Agreement were made only for purposes of the Underwriting Agreement, and only as of the specified dates provided therein. The representations, warranties and covenants in the Underwriting Agreement were made solely for the benefit of the parties thereto, may be subject to limitations agreed upon by the parties and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. In addition, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Underwriting Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K (this “Report”), and the information in the Underwriting Agreement is incorporated into this Item 8.01 by this reference. The above description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement incorporated by reference into this Report.

This Report does not constitute an offer to sell or the solicitation of an offer to buy any securities nor will there be any sale of these securities in any jurisdiction in which, or to any person to whom, such offer, solicitation or sale would be unlawful.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are based on the Company’s current expectations, plans, estimates, assumptions, and beliefs that involve numerous risks and uncertainties, as well as those risks set forth in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, and in the Company’s Registration Statement. Although these forward-looking statements reflect management’s belief as to future events, actual events or the Company’s investments and actual results of operations could differ materially from those expressed or implied in these forward-looking statements. To the extent that the Company’s assumptions differ from actual results, the Company’s ability to meet such forward-looking statements may be significantly hindered. You are cautioned not to place undue reliance on any forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Description

1.1	Underwriting Agreement, dated March 30, 2026, by and among Cantor Fitzgerald Income Trust, Inc., Cantor Fitzgerald Income Trust Operating Partnership, L.P., Cantor Fitzgerald Income Advisors, LLC and Cantor Fitzgerald & Co.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CANTOR FITZGERALD INCOME TRUST, INC.

Date: April 2, 2026	By:	/s/ William Ferri
William Ferri
Chief Executive Officer